                                                                      EXHIBIT 21

                 DEAN WITTER, DISCOVER & CO. AND SUBSIDIARIES
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
SUBSIDIARY                                JURISDICTION OF INCORPORATION
----------                                -----------------------------
Bank of New Castle                        Delaware
Bay One Technologies, Inc.                California
Cameron Leasing Corporation               Delaware
Civic Center Leasing Corporation          Delaware
Cook Street Credit Company                Colorado
Cool Springs Inc.                         Massachusetts
Dean Witter Advisers Inc.                 Delaware
Dean Witter Alliance Capital Corporation  Delaware
Dean Witter Asset Corporation             Delaware
Dean Witter Aviation Capital Inc.         Delaware
Dean Witter Capital Advisers Inc.         Delaware
Dean Witter Capital Corporation           Delaware
Dean Witter Capital Markets               United Kingdom
 International Ltd. (U.K.)
Dean Witter, Discover & Co.               Delaware
Dean Witter Distributors Inc.             Delaware
Dean Witter Equipment Corporation         Delaware
Dean Witter Futures and Currency          Delaware
 Management Inc.
Dean Witter Futures Limited               United Kingdom
Dean Witter Global Realty Inc.            Delaware
Dean Witter Holding Corporation           Delaware
Dean Witter InterCapital Inc.             Delaware
Dean Witter International Ltd.            United Kingdom
Dean Witter Leasing Corporation           Delaware
Dean Witter Realty Advisors Inc.          Delaware
Dean Witter Realty Credit Corporation     Delaware
Dean Witter Realty Fourth Income          Delaware
 Properties Inc.
Dean Witter Realty Growth Properties      Delaware
 Inc.
Dean Witter Realty Inc.                   Delaware
Dean Witter Realty Income Associates I    Delaware
 Inc.
Dean Witter Realty Income Associates II   Delaware
 Inc.
Dean Witter Realty Income Properties I    Delaware
 Inc.
Dean Witter Realty Income Properties II   Delaware
 Inc.
Dean Witter Realty Income Properties      Delaware
 III Inc.
Dean Witter Realty Securitization Inc.    Delaware
Dean Witter Realty Yield Plus Assignor    Delaware
 Inc.

                  DEAN WITTER, DISCOVER & CO. AND SUBSIDIARIES
--------------------------------------------------------------------------------

SUBSIDIARY                                JURISDICTION OF INCORPORATION
----------                                -----------------------------
Dean Witter Realty Yield Plus Inc.        Delaware
Dean Witter Realty Yield Plus II Inc.     Delaware
Dean Witter Reynolds (Geneva) S.A.        Switzerland
Dean Witter Reynolds GmbH                 Germany
Dean Witter Reynolds (Hong Kong) Limited  Hong Kong
Dean Witter Reynolds Inc.                 Delaware
Dean Witter Reynolds Insurance Agency     Indiana
 (Indiana) Inc.
Dean Witter Reynolds Insurance Agency     Massachusetts
 (Massachusetts) Inc.
Dean Witter Reynolds Insurance Agency     Ohio
 (Ohio) Inc.
Dean Witter Reynolds Insurance Agency     Oklahoma
 (Oklahoma) Inc.
Dean Witter Reynolds Insurance Agency     Texas
 (Texas) Inc.
Dean Witter Reynolds Insurance Services   Alabama
 (Alabama) Inc.
Dean Witter Reynolds Insurance Services   Arizona
 (Arizona) Inc.
Dean Witter Reynolds Insurance Services   Arkansas
 (Arkansas) Inc.
Dean Witter Reynolds Insurance Services   Illinois
 (Illinois) Inc.
Dean Witter Reynolds Insurance Services   Delaware
 Inc.
Dean Witter Reynolds Insurance            Puerto Rico
 Services, Inc. (Puerto Rico)
Dean Witter Reynolds Insurance Services   Maine
 (Maine) Inc.
Dean Witter Reynolds Insurance Services   Montana
 (Montana) Inc.
Dean Witter Reynolds Insurance Services   New Hampshire
 (New Hampshire) Inc.
Dean Witter Reynolds Insurance Services   South Dakota
 (South Dakota) Inc.
Dean Witter Reynolds Insurance Services   Wyoming
 (Wyoming) Inc.
Dean Witter Reynolds International, Inc.  Panama
Dean Witter Reynolds International        Delaware
 Incorporated
Dean Witter Reynolds International, S.A.  France
Dean Witter Reynolds (Italy) Inc.         Delaware
Dean Witter Reynolds (Lausanne) S.A.      Switzerland
Dean Witter Reynolds Limited              United Kingdom
Dean Witter Reynolds (Lugano) S.A.        Switzerland
Dean Witter Reynolds Partners Inc.        Delaware
Dean Witter Reynolds S.p.A.               Italy
Dean Witter Reynolds Venture Equities     Delaware
 Inc.
Dean Witter Services Company Inc.         Delaware
Dean Witter Trust Company                 New Jersey
Dean Witter Trust FSB                     Federal Charter
Dean Witter Venture Inc.                  Delaware
Dean Witter Venture Management Inc.       Delaware

                  DEAN WITTER, DISCOVER & CO. AND SUBSIDIARIES
--------------------------------------------------------------------------------

SUBSIDIARY                                JURISDICTION OF INCORPORATION
----------                                -----------------------------
Demeter Management Corporation            Delaware
Discover Card Bank Limited                Gibraltar
Discover Services Corporation             Delaware
Discover Receivables Financing Group      Delaware
 Inc.
Discover Receivables Financing            Delaware
 Corporation
DW Arboretum Plaza Inc.                   Delaware
DW Administrators Inc.                    Delaware
DW Bennington Property Inc.               Delaware
DW Chesterbrook Investors Inc.            Delaware
DWD Electronic Financial Services Inc.    Delaware
DW Duportail Investors Inc.               Delaware
DW Greycoat Inc.                          Delaware
DW Morris Drive Incorporated              Delaware
DW 1200 Incorporated                      Delaware
DW Reston Technology Park Inc.            Delaware
DWR Partnership Administrators Inc.       Delaware
DWR Special Advisors Inc.                 Delaware
DWR Special Partners Inc.                 Delaware
DW Tech Park II Inc.                      Delaware
DW Window Coverings Holding, Inc.         Delaware
DWR Wind Technologies Inc.                Delaware
GF Braker Inc.                            Delaware
Green Orchard Inc.                        Massachusetts
Greenwood Trust Company                   Delaware
Hurley State Bank                         South Dakota
Lee Leasing Corporation                   Delaware
Lewiston Leasing Corporation              Delaware
Lombard Brokerage, Inc.                   California
Lombard Insurance Services, Inc.          California
LLJV Funding Corporation                  Delaware
LS Atlanta Associates Inc.                Delaware
LS Bayport, Inc.                          Delaware

                  DEAN WITTER, DISCOVER & CO. AND SUBSIDIARIES
--------------------------------------------------------------------------------

SUBSIDIARY                                JURISDICTION OF INCORPORATION
----------                                -----------------------------
LS Lake, Inc.                             Delaware
LS Richmond Mall Inc.                     Delaware
MedCash, Inc.                             Delaware
MedLink Technologies, Inc.                Delaware
Mountain Receivables Corp.                Delaware
MountainWest Financial Corporation        Utah
NOVUS Credit Services Inc.                Delaware
NOVUS Consumer Discount Company           Pennsylvania
NOVUS Development Corporation             Delaware
NOVUS Financial Corporation               Delaware
NOVUS Financial Corporation of Iowa       Iowa
NOVUS Financial Corporation of Minnesota  Minnesota
NOVUS Financial Corporation of Tennessee  Tennessee
NOVUS Financial Corporation of            Washington
 Washington
NOVUS Services (Canada), Inc.             Canada
NOVUS Services, Inc.                      Delaware
One Water Corporation                     Massachusetts
Quality Asset Management Inc.             Delaware
Realty Management Services Inc.           Delaware
Reynolds Securities Inc.                  Delaware
Ruf Corporation                           Kansas
Sartell Leasing Corporation               Delaware
SBA/DW/CB Temp Inc.                       Delaware
SBA/DWR, Inc.                             Delaware
SCFC Receivables Corp.                    Delaware
SCFC Receivables Financing Corporation    Delaware
SPS Commercial Services, Inc.             Delaware
SPS Newco, Inc.                           Delaware
SPS Payment Systems, Inc.                 Delaware
SPS Receivables Financing Corporation     Delaware
SPS Transaction Services, Inc.            Delaware
Tempo-GP, Inc.                            Delaware
Tempo-LP, Inc.                            Delaware
Utah Receivables Financing Corporation    Delaware